UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2025

NIXXY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

123 Framington Avenue, Suite 52

Bristol, CT 06010

(Address of principal executive offices)

(855) 931-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NIXX	NASDAQ Capital Market
Common Stock Purchase Warrants	NIXXW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective March 28, 2025, Nixxy, Inc. (the “Company” or “Nixxy”) entered into an Asset Purchase Agreement (the “APA”) with Aqua Software Technologies Inc., a private Canadian corporation (“Aqua Software Technologies”), pursuant to which Nixxy agreed to acquire certain assets related to billing and AI systems, including associated intellectual property (the “Acquisition”).

Aqua Software Technologies specializes in telecommunications and software development, with a focus on billings systems, AI integration, wholesale long distance interconnections and sales. Pursuant to the APA, Nixxy acquired substantially all of Aqua Software Technologies’ assets related to billing and AI systems.

As consideration for the Acquisition, Nixxy agreed to pay Aqua Software Technologies $3,800,000, payable in restricted common shares of the Company. Each share is priced at $1.82, based on the closing price of Nixxy’s shares on NASDAQ as of March 28, 2025, resulting in a total of 2,087,912 restricted common shares. In addition, Nixxy agreed to pay $50,000 in cash within two business days of the closing date, and a further $50,000 in cash within 30 days of the closing date.

The foregoing is a summary of the material terms of the APA and does not purport to be a complete statement of the rights, obligations, or provisions contained therein. This summary is qualified in its entirety by reference to the full text of the APA, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Asset Purchase Agreement dated March 28, 2025 by and between Nixxy, Inc. and Aqua Software Technologies Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIXXY, INC.

Dated: April 1, 2025	By:	/s/ Miles Jennings
	Name:	Miles Jennings
	Title:	Chief Executive Officer

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